HIT AT A GLANCE

•	A $6.6 billion investment grade fixed-income mutual fund

•	Specializes in the highest credit quality multifamily mortgage backed securities.

•	Over 35-year history of generating competitive returns for pension funds and labor organizations, such as health and welfare funds, while also providing vital union construction jobs, affordable and workforce housing, and healthcare facilities.
•	100% union labor requirement for all on-site construction.

ANNUALIZED RETURNS As of December 31, 2019

The AAA Index represents the AAA Component of the Bloomberg Barclays U.S. Aggregate Bond Index.

BENEFITS OF THE HIT

•	Core fixed-income option with a strong performance record.

•	Higher income, a superior credit profile, and similar levels of interest rate risk compared to the benchmark.

•	Ongoing yield advantage positively contributes to its performance relative to the benchmark.

•	High credit quality multifamily securities can make the HIT a lower risk investment than many other fixed-income vehicles.

•	Can complement riskier investments in diversified portfolios.

•	Good source of potential diversification due to concentration in multifamily securities (over 70% of portfolio) and lack of corporate bonds.

•	Directly sources multifamily construction-related investments that have higher yields than other investments of similar duration and credit quality.

STRATEGY: OVERWEIGHT MULTIFAMILY MBS

•	Construct and manage a portfolio with higher credit quality, higher yield, and similar interest rate risk relative to the Bloomberg Barclays US Aggregate Bond Index benchmark.

•	Investment in high credit quality multifamily mortgage securities that can provide an income advantage for the HIT that contributes to its relative performance versus the benchmark.

RISK COMPARISON

As of December 31, 2019

	HIT	Barclays
Credit Profile
U.S. Government/Agency/AAA/Cash	93.56%	72.03%
A & Below/Not Rated	1.86%	24.58%
Yield
Current Yield	3.10%	3.00%
Yield to Worst	2.60%	2.31%
Interest Rate Risk
Effective Duration	5.69	5.96
Convexity	0.07	0.06
Call Risk
Call Protected	76%	73%
Not Call Protected	24%	27%

Source: HIT and Bloomberg Barclays US Aggregate Bond Index

continued

The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

NEW YORK CITY HOUSING INITIATIVE*

(2002-PRESENT)

•	Year Started: 2002

•	Number of investments made: 57

•	HIT Investment Amount: $1.5 billion

•	Housing Units Created or Preserved: 37,876

•	Low- and Moderate-Income Housing Units: 35,181 (93%)

•	Hours of construction work generated: 18.5 million hours

•	Total Jobs Created: 20,448

•	State, Local and Federal Tax Revenue Generated: $598.9 million

•	Total economic impact: $3.6 billion

PROJECT PROFILE:

18 SIXTH AVENUE AT PACIFIC PARK (BROOKLYN, NY)

•	$710 million new construction of 50-story, 858 units (257 affordable)

•	HIT invested $100 million as part of a syndicate of four institutional lenders providing a $460.6 million construction loan.

•	Expected to generate an estimated 3,881,830 hours of union construction work (1,945 jobs).*

MASSACHUSETTS HOUSING INITIATIVE*

(2007-PRESENT)

•	Year Started: 2007

•	Number of investments made: 35

•	HIT Investment Amount: $576.2 million

•	Total Development Cost: $1.5 billion

•	Housing Units Created or Preserved: 4,044

•	Low- and Moderate-Income Housing Units: 3,767 (93%)

•	Hours of construction work generated: 11.7 million hours

•	Total Jobs Created: 13,365

•	State and Local Tax Revenue Generated: $290.9 million

•	Total economic impact: $2.5 billion

PROJECT PROFILE:

COTE VILLAGE (BOSTON, MA)

•	$49 million development of 76-units of 100% affordable housing.

•	HIT invested $20.1 million of new construction and permanent housing through MassHousing after working with the development team for five years to structure the financing.

•	Expected to generate an estimated 415,960 hours of union construction work.*

NATIONWIDE ECONOMIC IMPACT OF INVESTMENTS* (1984-present)

532 projects	$32.3B in total economic benefits	$13.0B in personal income including wages and benefits, with $6.6 billion for construction workers	178.1M hours of on-site union construction work created	193,492 total jobs generated across communities	117,005 housing and healthcare units nationwide, with 67% affordable housing	$4.2B in tax revenues ($1.4 billion state/local and $2.8 billion federal)

*	Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of December 31, 2019. Economic impact data is in 2018 dollars and all other figures are nominal.

The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. Periods over one year are annualized.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at (202) 331-8055 or visit the HIT’s website at www.aflcio-hit.com.

2401 Pennsylvania Ave., NW, Suite 200 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com